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                                                                   EXHIBIT 10.15
                                SECOND AMENDMENT

                  TO THE FIRST AMENDMENT AND RESTATEMENT OF THE

                              WILLIAMS-SONOMA, INC.

                         ASSOCIATE STOCK INCENTIVE PLAN

                               (2002 RESTATEMENT)

      Williams-Sonoma, Inc., a California corporation (the "Company"), hereby makes this Second Amendment to the First Amendment and Restatement of the Williams-Sonoma, Inc. Associate Stock Incentive Plan, generally effective January 1, 1997, with reference to the following facts:

A. The Company maintains the Williams-Sonoma, Inc. Associate Stock Incentive Plan, which was most recently amended and restated in its entirety in 2002 (the "Plan"), for the benefit of eligible employees.

B. The Company wishes to amend the Plan to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This Amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. This Amendment shall supercede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

C. The Company wishes to amend the Plan to comply with the Section 401(a)(9) Final and Temporary Regulations issued by the Internal Revenue Service on April 17, 2002 for purposes of determining minimum required distributions under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, (the "Code") for calendar years beginning with the 2003 calendar year.

D. The Company wishes to amend the Plan to permit adjustments in the Company Stock Fund upon changes in capitalization.

E. By Section 8.4 of the Plan, the Company has reserved the right to amend the Plan.

      NOW, THEREFORE, the Plan is hereby amended, effective as of the first Plan Year beginning after December 31, 2001, unless otherwise specified herein, as follows:

      1. The first sentence of Section 1.11(d) shall be amended in its entirety to provide as follows:

            "The annual Compensation of each Participant taken into account in determining all benefits provided under this Plan for any Plan Year shall not exceed One Hundred Sixty Thousand Dollars ($160,000.00); except that, effective

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            January 1, 2002, such limit shall be increased to Two Hundred
            Thousand Dollars ($200,000.00), as adjusted for cost of living increases after 2002 in accordance with Section 401(a)(17)(B) of the Code."

      2.    The following Section 2.16 shall be added to the end of Section 2:

            "2.16 Adjustments Upon Changes in Capitalization of Company Stock

                  In the event shares of Company Stock held in the Company Stock
            Fund are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company or a member of the same controlled group (within the meaning of Section 409(l)(4) and 1563(a) of the Code as the Company) or a successor entity, or for other property (including without limitation, cash), through reorganization, recapitalization, reclassification, stock combination, stock dividend, stock split, reverse stock split, spin off or other similar transaction, an appropriate and proportionate adjustment will be made in the number and kind of shares of Company Stock held in the Company Stock Fund. A corresponding adjustment changing the number or kind of shares of Company Stock in the Company Stock Fund shall likewise be made. Any such adjustment shall be made with a corresponding adjustment in the price for each share of Company Stock or other unit held in the Company Stock Fund. Such adjustment will be made by the Committee, whose determination in that respect will be final, binding and conclusive."

      3. The following sentences shall be added to the end of Section 4.1.6 of the Plan:

            "Effective January 1, 2002, the total amount of Contributions under this Section 4.1 made on behalf of all Participants for a Plan Year shall not exceed twenty-five percent (25%) of the total Compensation paid to all Participants during such Plan Year, plus the amount of any credit for contribution carryovers to which the Employer is entitled under Section 404(a)(3) of the Code. For purposes of determining the twenty-five (25%) Contribution limitation under this
            Section 4.1.5, Salary Deferral Contributions made under Section
            4.1.1 and catch-up contributions shall not be considered Contributions."


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      4.    The following sentence shall be added to the end of Section 4.3.1:

            "Effective for Plan Years beginning after December 31, 2001, during any taxable year, the amount of Nine Thousand Five Hundred Dollars ($9,500.00) set forth in this Section 4.3.1 shall be adjusted to reflect the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Section 414(v) of the Code."

      5.    The following sentence shall be added to the end of Section 4.6:

            "The Multiple Use test described in this Section 4.6 and Treasury Regulation Section 1.401(m)-2 shall not apply for Plan Years beginning after December 31, 2001."

      6. Effective November 1, 2002, the following two sentences shall be added to the end of Section 4.8:

            "Notwithstanding the preceding sentence, effective November 1, 2002, the Plan shall not accept rollover contributions under this Section
            4.8 from (i) an annuity contract described in Section 403(b) of the Code, (ii) an individual retirement account or annuity described in Sections 408A or 408(b) of the Code, (iii) amounts attributable to employee after-tax contributions, and (iv) any amounts attributable to hardship distributions from any other plan. The Plan shall accept rollover contributions after the initial 60 day period, that are otherwise permitted under the Plan, provided that the Internal Revenue Service has granted relief for such rollover contributions on account of hardship."

      7. The first sentence of Section 5.3.1 shall be amended in its entirety as follows:

            "Effective for Limitation Years beginning after January 1, 1994, the Annual Additions allocated to the Participant Accounts of any Participant, together with the Annual Additions allocated to a Participant's account in any other defined contribution plan, as defined in Section 414(i) of the Code, maintained by the Employer shall not exceed the lesser of (1) twenty-five percent (25%) of such Participant's Compensation, or (2) $30,000.00, as adjusted under
            Section 415(d) of the Code; except that, effective for Limitation Years beginning after December 31, 2001, the Annual Additions contribution limitation shall not exceed the lesser of (1) one-hundred percent (100%) of such Participant's Compensation, or
            (2) $40,000.00, as adjusted under 415(d) of the Code."


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      8.    The following sentence shall be added to the end of Section 5.3.1:

            "Effective for Limitation Years beginning after December 31, 2001, the term 'Annual Additions' shall not include catch-up contributions made to the Plan under Section 414(v) of the Code."

      9.    The following Section 6.4 shall be added to the end of Section 6.

            "6.4 Modification of Top-Heavy Rules

                  This Section 6.4 shall apply for purposes of determining
            whether the Plan is a Top-Heavy Plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Section 6.4 amends the applicable provisions of Sections 6.1, 6.2 and 6.3 of the Plan as follows:

                  6.4.1 'Key Employee' means any Employee or former Employee
            (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having annual Compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual Compensation of more than $150,000. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

                  6.4.2 The Present Values of Accrued Benefits and the
            Participant's Participant Account balance of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from Service, death, or Total Disability, this provision shall be applied by substituting '5-year period' for '1-year period.'

                  6.4.3 The Present Value of Accrued Benefits and the
            Participant's Participant Account of any individual who has


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            not performed Services for the Employer during the 1-year period ending on the Determination Date shall not be taken into account.

                  6.4.4 Employer Matching Contributions shall be taken into
            account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to Matching Contributions under the Plan, or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as Matching Contributions for purposes of the actual contribution percentage test under Section 4.5 of the Plan and other requirements of Section 401(m) of the Code."

      10. Effective January 1, 2003, the second sentence of Section 7.11 shall be amended in its entirety to provide as follows:

            "Accordingly, the following provisions, which are intended to comply with such requirements, shall apply notwithstanding any other provisions of this Plan, provided that, for purposes of determining distributions for calendar years beginning with the 2003 calendar year, the provisions of Section 7.16 shall apply notwithstanding any other provisions of the Plan."

      11.   The following sentences shall be added to the end of Section 7.14.1:

            "Effective for distributions made after December 31, 2001, the term 'Eligible Rollover Distribution' shall not include any amount distributed on account of hardship under Section 7.15 of the Plan and a Distributee may not elect to have any portion of a hardship distribution paid directly to an Eligible Retirement Plan, as defined in Section 7.14.2. A portion of a distribution shall not fail to be an 'Eligible Rollover Distribution' merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in
            Section 408(a) or 408(b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible."


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      12.   The following sentences shall be added to the end of Section 7.14.2:

            "Effective for distributions made after December 31, 2001, an 'Eligible Retirement Plan' shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under
            Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from the Plan. The definition of 'Eligible Retirement Plan' shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code."

      13. Section 7.15.2.3 of the Plan shall be amended in its entirety as follows:

            "7.15.2.3 A Participant's Salary Deferral Contributions shall be suspended for twelve (12) months after receipt of the withdrawal under this Section 7.15 or under any comparable provision of any plan maintained by the Employer; provided that with respect to withdrawals under this Section 7.15 made on and after January 1, 2002, the Participant's Salary Deferral Contributions shall be suspended for six (6) months after receipt of the withdrawal under this Section 7.15 or under any comparable provision of any plan maintained by the Employer; and..."

      14. Effective January 1, 2003, the following Section 7.16 shall be added to the end of Section 7:

            "7.16 Required Minimum Distributions for Calendar Years Beginning With the 2003 Calendar Year

            Effective for calendar years beginning with the 2003 calendar year, all distributions required under Section 7.11 will be determined and made in accordance with the Treasury regulations issued under
            Section 401(a)(9) of the Code. Accordingly, the requirements of this
            Section 7.16 shall take precedence over any inconsistent provisions of the Plan. Furthermore, notwithstanding the other provisions of this Section 7.16, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.


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                  7.16.1 For purposes of this Section 7.16:

                        (a) The term 'Designated Beneficiary' means the
            individual who is designated as the Beneficiary under Section 7.5.2 of the Plan and is the designated beneficiary under Section 401(a)(9) of the Code and Treasury Regulation Section 1.401(a)(9)-1, Q&A-4.

                        (b) The term 'Distribution Calendar Year' means a
            calendar year for which a minimum distribution is required pursuant to Section 7.11 of the Plan. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under
            Section 7.16.4. The required minimum distribution for the Participant's first Distribution Calendar Year will be made on or before the Participant's Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

                        (c) Life expectancy shall be computed by the use of the
            Single Life Table in Treasury Regulation Section 1.401(a)(9)-9.

                        (d) The term 'Participant's Benefit' means the balance
            in the Participant's interest in the Trust Fund as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (the "Valuation Calendar Year") increased by the amount of any contributions made and allocated or forfeitures allocated to the Participant as of dates in the Valuation Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the Valuation Date. The Participant's Benefit for the Valuation Calendar Year includes any amounts rolled over or transferred to the Plan either in the Valuation Calendar Year or in the Distribution Calendar Year if distributed or transferred in the Valuation Calendar Year.

                        (e) The term 'Beginning Date' shall have the meaning
            provided under Section 7.11.1(a) of the Plan.


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                  7.16.2 Unless the Participant's interest is distributed in a single sum on or before the Beginning Date, as of the first Distribution Calendar Year, distributions will be made in accordance with Sections 7.16.3, 7.16.4 and 7.16.5 of the Plan.

                  7.16.3 Required Minimum Distributions During Participant's
            Lifetime.

                        7.16.3.1 A Participant's entire interest in the Trust
            Fund shall be distributed as of the first Distribution Calendar Year, to such Participant either (a) in full, not later than such Participant's Beginning Date, or (b) in installments, beginning not later than such Participant's Beginning Date in accordance with
            Section 7.16.3.2.

                        7.16.3.2 During the Participant's lifetime, the minimum
            amount that will be distributed for each Distribution Calendar Year is the lesser of:

                              (a) The quotient obtained by dividing the
            Participant's Benefit by the distribution period in the Uniform Lifetime Table set forth in Treasury Regulation Section 1.401(a)(9)-9, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

                              (b) If the Participant's sole Designated
            Beneficiary for the Distribution Calendar Year is the Participant's spouse, the quotient obtained by dividing the Participant's Benefit by the number in the Joint and Last Survivor Table set forth in Treasury Regulation Section 1.401(a)(9)-9, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the Distribution Calendar Year.

                        7.16.3.3 Required minimum distributions will be
            determined under this Section 7.16.3 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

                  7.16.4 Death of Participant Before Distributions Are Required
            to Begin.

                        7.16.4.1 If a Participant dies before distributions of
            his interest in the Trust Fund are required to begin under Section 7.16.3, such Participant's entire interest in the Trust Fund shall be completely distributed by December 31 of the calendar year containing the fifth (5th) anniversary of


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            the Participant's death, except to the extent an election is made in accordance with paragraph (a) or paragraph (b) as follows:

                              (a) If the Participant's surviving spouse is the
            Participant's sole Designated Beneficiary, then distributions to the surviving spouse may begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

                              (b) If the Participant's surviving spouse is not
            the Participant's sole Designated Beneficiary, then distributions to the Designated Beneficiary may begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

            If the Participant has not made an election pursuant to this Section
            7.16.4 by the time of his death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of (i) December 31 of the calendar year in which the distributions would be required to begin under this Section 7.16.4, or (ii) December 31 of the calendar year which contains the fifth
            (5th) anniversary of the date of the death of the Participant. If the Participant has no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest in the Trust Fund must be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

                        7.16.4.2 If the Participant's surviving spouse is the
            Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 7.16.4, other than Section 7.16.4.1(a), shall apply as if the surviving spouse were the Participant.

                        7.16.4.3 For purposes of this Section 7.16.4 and Section
            7.16.5, unless Section 7.16.4.2 applies, distributions are considered to begin on the Participant's Beginning Date. If Section
            7.16.4.2 applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under
            Section 7.16.4.1(a).


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                        7.16.4.4 If a Designated Beneficiary elects to receive a
            distribution under Section 7.16.4.1(b), the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Benefit by the remaining life expectancy of the Participant's Designated Beneficiary, determined as provided in
            Section 7.16.5.

                  7.16.5 Required Minimum Distributions After Participant's
            Death.

                        7.16.5.1 If the Participant dies on or after the date
            distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Benefit by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's Designated Beneficiary, determined as follows:

                              (a) The Participant's remaining life expectancy is
            calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                              (b) If the Participant's surviving spouse is the
            Participant's sole Designated Beneficiary, the remaining life expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For Distribution Calendar Years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                              (c) If the Participant's surviving spouse is not
            the Participant's sole Designated Beneficiary, the Designated Beneficiary's remaining life expectancy is calculated using the age of the Designated Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

                        7.16.5.2 If the Participant dies on or after the date
            distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year


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            of the Participant's death is the quotient obtained by dividing the
            Participant's Benefit by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year."

      15.   The following Section 7.17 shall be added to the end of Section 7:

            "7.17 Effective January 1, 2002, a Participant's Participant Account shall be distributed on account of the Participant's severance from Employment, provided that such distribution, otherwise, complies with this Section 7 regarding distributions, other than provisions that require separation from Service before a Participant's Participant Account can be distributed. Any distribution on account of a severance from Employment shall be subject to Section 7.5.3 of the Plan and shall comply with any applicable regulations and other guidance of general applicability issued under the Code."

      This Amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. This Amendment shall supercede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

      In all other respects, the terms and provisions of the Plan are hereby ratified and declared to remain in full force and effect.

      IN WITNESS WHEREOF, this Second Amendment has been executed this 31 day of December, 2002.

                                      WILLIAMS-SONOMA, INC.


                                      By: /s/ John S. Bronson
                                          --------------------------------
                                      Title: Sr. VP Human Resources
                                             -----------------------------


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